Exhibit 24(b)(5.3) OPPORTUNITY PLUS APPLICATION TDA GROUP CONTRACT

ING Life Insurance and Annuity Company A member of the ING family of companies Home Office: Windsor, CT Opportunity Plus Service Center PO Box 9810 Providence, RI 02940-8010

CLIENT INFORMATION
Name _____________________________________________________________ TIN _____________
Address - Mandatory (# and street/PO box) _______________________________________________
City _______________________________________________ State ____ ZIP ________

ACCOUNT INFORMATION
Name of plan (if any) ________________________________________________________________
Contract effective date ______________________________________________________________
Is ING to bill for payments due? ☐ Yes ☐ No
Will this contract change or replace any existing life insurance or annuity contract? ☐ Yes ☐ No
If yes provide carrier name, account number, and date to be canceled. ___________________________________________
_________________________________________________________________________________________
RIGHT OF INVESTMENT SELECTION
Special Requests ____________________________________________________________________
I understand that annuity payments and termination values (if any) provided by the contract being applied for, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

Dated at (city and state) ____________________________________ this _______ 20 _______
Witness _________________________________________________ Contractholder _____________
Corrections and amendments (Internal use only). Errors and omissions may be corrected by the Company but no change in plan, classification, amount, or extra benefits shall be made without written consent of the Contract Holder.

AGENT NOTE
Do you have any reason to believe any existing Life Insurance or Annuity Contracts will be modified or replaced if this Contract is issued? ☐ Yes ☐ No
Agent Signature _______________________________________________________ Date ___________
AGENT INFORMATION
ING Office Name ________________________________________________ ILIAC Code ____________
Client Reporting Agent Name _______________________________________ ILIAC Code ___________
Is this case to be tied to an existing case? ☐ Yes ☐ No
If yes, indicate existing case name and Master Billing Group #. _______________________________________
Home Office approved for Modified Group, indicate:
Agent of Record name (if any) ____________________________________________ ILIAC Code ____________
Asset Base Compensation should go to ☐ AOR ☐ Producer
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Billing Group # __________________________________________________________________________________
Home Office Use Only
State _______	Area ________________________		Agency _________________________		ER # _____________
App Dis _____________________		Plan all__________________________________________			Contract Type _____
Plan Type ____	Confirm ________	Owner ________	Bill ____________	Submarket _______	Higher Int _________
SIRI ________________________		Sep Acct ____________________		Exper Dte __________________________
Metr Bg _____	ABC __________________________		Alloc Code _______________________		TPA _____________
Client Report ________________________________

Affix prospectus Receipt Here

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MASTER APPLICATION SUPPLEMENTAL DATA SHEET

ING Life Insurance and Annuity Company A member of the ING family of companies PO Box 9810 Providence, RI 02940-8010

Please complete this form in addition to the Opportunity Plus Application TDA Group Contract (300-TDA-HH (XC)). This Form must accompany the application form when it is received in the Opportunity Plus Processing Office. Please deliver to the address:

ING Life Insurance and Annuity Company Opportunity Plus PO Box 9810 Providence, RI 02940-8010
INFORMATION
School District Name __________________________________________________________________________________________
Payroll Department Contact Name _______________________________________			Phone ____________________________________

ENROLLMENT PERIOD
☐ Open			☐ Specified period
From ___________________			To _____________________________________

TDA SALARY REDUCTIONS
Payroll Frequency			Remittance Frequency
☐ Monthly			☐ Monthly
☐ Bi-Weely			☐ Bi-Weekly
☐ _________________			☐ _________________
Will you remit over the summer? _________________________________________________________________________________
Will you be remitting employer money? ___________________________________________________________________________

ROTH SALARY REDUCTIONS[1]
Payroll Frequency			Remittance Frequency
☐ Monthly			☐ Monthly
☐ Bi-Weekly			☐ Bi-Weekly
☐ _________________			☐ _________________
[1]Wage withholding is required in connection with Employee Roth contributions.

METHOD OF REMITTANCE
☐ Check	☐ EFT		☐ Wire Transfer

PAYROLL REDUCTION/CHANGES
Must be submitted ___________________ working days before the beginning of the payroll cycle.

PAYROLL CYCLE
The next payroll cycle date (mm/dd/yyyy) is ________________________________________________________________________
Notes ______________________________________________________________________________________________________

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